Exhibit 99.1

code20141029_8k_proof

Spansion Inc. Reports Third Quarter 2014 Results

Sunnyvale, California, October 30, 2014 -- Spansion Inc. (NYSE: CODE), a global leader in embedded systems solutions, today announced operating results for its third quarter ended September 28, 2014.

On a U.S. GAAP basis, Spansion reported third quarter net sales of $315.9 million, gross margin of 31.9%, operating loss of $2.9 million, net loss of $10.8 million and diluted net loss of $0.18 per share.

On a non-GAAP basis, gross margin was 35.4%, operating income was $24.9 million and net income was $17.9 million.

For a reconciliation of GAAP to non-GAAP results, see accompanying tables “Reconciliation of U.S. GAAP to Non-GAAP Financial Measures.”

Third Quarter 2014 Financial Highlights:

●	Revenue of $315.9 million, a 14.9% year-over-year increase

●	Non-GAAP gross margin of 35.4%

●	Non-GAAP operating income of $24.9 million or 7.9% of revenue

●	Adjusted EBITDA of $39.5 million or 12.5% of revenue

●	Non-GAAP Diluted EPS of $0.27

●	Cash, cash equivalents and short term investments of $326.8 million

Note: Percentages may not calculate precisely due to rounding.

Third Quarter 2014 Business Highlights:

●	Maintained embedded market leadership

●	Strong momentum and demand of newer products (NAND, HyperFlash™ memory, MCUs and analog)

●	Continued strength in automotive

●	Increased licensing revenue with agreement to license Spansion's patent portfolio

●	Continued design win momentum

●	Launched new MCUs for “Internet of Things,” automotive MCUs with HyperBus™ interface and human machine interface (HMI) technologies, and power management integrated circuits

“We executed well in the third quarter with gross margins, EPS and cash flow from operations exceeding our estimates,” said John Kispert, CEO of Spansion. “Our product innovation and customer acceptance of newer products is accelerating with strong demand in flash, microcontroller, analog and system-on-chip solutions. With our robust product development pipeline and design win momentum, we are well positioned for growth across automotive, communications and industrial markets.”

Quarterly Conference Call and Accompanying Slide Presentation

Spansion will host a conference call Thursday, October 30, 2014, at 1:30 PM PT/ 4:30 PM ET to discuss its third quarter 2014 results. A live webcast of the conference call, with an accompanying slide presentation, may be accessed through the investor relations section of Spansion’s website at http://investor.spansion.com/.

Dial-in: 1-877-546-5018 (toll free), 1-857-244-7328 (International), Passcode: 62605061

An audio replay will be available within two hours of the call through November 6, 2014 and may be accessed via dial-in at 1-888-286-8010 (US), 1-617-801-6888 (International), with the Passcode 69772717 or by webcast on the investor relations section of Spansion's website at http://investor.spansion.com/.

Third Quarter 2014 Results

U.S. GAAP Results, in $millions except per share data and percentages

	Q3 2014	Q2 2014	Q3 2013
Net Sales	$315.9	$314.7	$273.4
Gross Margin	31.9%	29.5%	20.5%
Operating Loss	($2.9)	($8.0)	($43.0)
Operating Margin	(0.9%)	(2.5%)	(15.7%)
Net Loss	($10.8)	($12.0)	($36.9)
Diluted Net Loss Per Share	($0.18)	($0.20)	($0.63)

Non-GAAP Results, in $millions except per share data and percentages

	Q3 2014	Q2 2014	Q3 2013
Net Sales	$315.9	$314.7	$274.9
Gross Margin	35.4%	33.2%	35.4%
Operating Income	$24.9	$22.1	$25.2
Operating Margin	7.9%	7.0%	9.2%
Net Income	$17.9	$15.6	$16.6
Diluted Net Income Per Share	$0.27	$0.24	$0.27

Note: Percentages may not calculate precisely due to rounding.

Business Outlook

For the fourth quarter of 2014, Spansion estimates net sales in the range of $290 million to $325 million and GAAP diluted net earnings per share of $0.37 to $0.40. Non-GAAP gross margin is expected to be in the range of 35% to 37%, and non-GAAP diluted EPS is expected to be in the range of $0.26 to $0.33. These estimates exclude amortization of intangibles of approximately $9 million, accretion of non-cash interest associated with convertible notes of $1 million to $2 million, and equity compensation expense of approximately $3 million in COGS and $9 million in Net Income. These estimates also exclude charges related to defensive litigation of up to $1 million, $1 million in inventory markup related to fair value accounting for the Fujitsu Microcontroller and Analog business, and $33 million to $34 million for gain on building sale offset by office relocation costs.

About Spansion

Spansion (NYSE: CODE) is a global leader in embedded systems solutions. Spansion’s flash memory, microcontrollers, analog and mixed-signal products drive the development of faster, intelligent, secure and energy efficient electronics. Spansion is at the heart of electronics systems, connecting, controlling, storing and powering everything from automotive electronics and industrial systems to the highly interactive and immersive consumer devices that are enriching people's daily lives. For more information, visit http://www.spansion.com.

Spansion®, the Spansion logo, MirrorBit®, HyperBus, HyperFlash, HyperRAM and combinations thereof, are trademarks or registered trademarks of Spansion LLC in the United States and other countries. Other names used are for informational purposes only and may be trademarks of their respective owners.

Cautionary Statement

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our estimated net sales, net loss per share, non-GAAP gross margin and non-GAAP earnings per share, expectations regarding demand for and interest in our products, and the estimated amounts of certain expense items that are adjusted in the presentation of non-GAAP results, for the third quarter of 2014. Forward-looking statements are subject to risks and uncertainties, and actual events or results may differ materially from those projected in such statements. Factors that could cause our actual results to differ materially include, but are not limited to, those discussed under "Part I, Item 1A. Risk Factors" in our 2013 Annual Report on Form 10-K, as amended by the Form 10-K/A filed July 8, 2014. These risks include our ability to: accurately forecast customer demand for our products; manage risks associated with our investment in new business strategies and acquisitions, such as our acquisition of the MCA business from Fujitsu; maintain our distribution relationships and channels in the future; manage risks associated with our global customer base and support structure; maintain and manage relations with third party manufacturers; maintain manufacturing efficiency; and protect our intellectual property and defend against infringement or other intellectual property claims. We undertake no obligation to revise or update any forward-looking statements to reflect any events or circumstances that arise after the date of this report, or to conform such statements to actual results or changes in our expectations.

Press Contact: Michele Landry Spansion Inc. +1.408.616.3817 Michele.landry@spansion.com	Investor Relations: Rahul Mathur Spansion Inc. +1.408.616.6682 Rahul.mathur@spansion.com

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In thousands, except per share amounts)

	Three Months Ended September 28, 2014	Three Months Ended June 29, 2014	Three Months Ended September 29, 2013
Net sales	$315,930	$314,666	$273,378
Cost of sales	215,102	221,844	217,209
Gross profit	100,828	92,822	56,169
Research and development	43,241	39,702	38,341
Sales, general and administrative	60,457	61,081	54,544
Restructuring charges	-	-	6,264
Operating loss	(2,870)	(7,961)	(42,980)
Interest income and other, net	453	5,941	3,578
Interest expense	(5,988)	(6,139)	(7,351)
Gain on acquisition of the Microcontroller and Analog business	-	-	8,205
Loss before income taxes	(8,405)	(8,159)	(38,548)
Provision (benefit) for income taxes	2,441	3,815	(1,644)
Net loss	(10,846)	(11,974)	(36,904)
Net loss per common share
Basic	$(0.18)	$(0.20)	$(0.63)
Diluted	$(0.18)	$(0.20)	$(0.63)
Shares used in per share calculation
Basic	61,543	60,799	58,785
Diluted	61,543	60,799	58,785

Spansion Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(In thousands except par value and shares)

Assets	September 28, 2014	June 29, 2014	December 29, 2013
Current assets:
Cash and cash equivalents	$281,991	$268,930	$286,069
Short-term investments	44,778	35,843	25,428
Accounts receivable, net	164,933	177,958	177,838
Inventories	269,267	251,564	254,154
Deferred income taxes	9,282	5,275	4,592
Prepaid expenses and other current assets	56,154	53,642	52,756
Total current assets	826,405	793,212	800,837

Property, plant and equipment, net	189,266	188,265	185,505
Intangible assets	140,835	150,118	167,949
Goodwill	166,334	166,508	166,422
Other assets	61,456	66,890	60,208
Total assets	$1,384,296	$1,364,993	$1,380,921

Liabilities and Equity
Current liabilities:
Accounts payable	153,785	147,606	126,680
Accrued compensation and benefits	44,441	39,281	57,876
Accrued liabilities and other	149,048	151,405	86,352
Income taxes payable	486	1,201	4,651
Deferred income	37,745	34,668	30,247
Current portion of long-term debt	22,285	2,390	97,320
Total current liabilities	407,790	376,551	403,126

Deferred income taxes	4,917	4,331	3,675
Long-term debt, less current portion	387,284	406,593	404,612
Other long-term liabilities	50,385	53,058	32,048
Total liabilities	850,376	840,533	843,461
Stockholders’ equity
Class A Common stock, $0.001 par value, 150,000,000 shares authorized, 61,819,732 shares issued and outstanding (61,118,304 shares as of June 29, 2014 and 58,882,949 shares as of December 29, 2013)	62	61	59
Class B common stock, $0.001 par value, 1 share authorized, 0 share issued and outstanding as of September 28, 2014 and June 29, 2014 (1 share issued and outstanding as of December 29, 2013)	-	-	-
Preferred stock, $0.001 par value, 50,000,000 shares authorized, 0 shares issued and outstanding	-	-	-
Additional paid-in capital	786,667	772,398	747,393
Accumulated deficit	(251,275)	(240,429)	(205,959)
Accumulated other comprehensive loss	(1,534)	(7,570)	(4,033)
Total stockholders’ equity	533,920	524,460	537,460
Total liabilities and stockholders’ equity	$1,384,296	$1,364,993	$1,380,921

Spansion Inc.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(In thousands)

	Three Months Ended September 28, 2014	Three Months Ended June 29, 2014	Three Months Ended September 29, 2013
Cash Flows from Operating Activities:
Net Loss	$(10,846)	$(11,974)	$(36,904)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	27,284	26,950	24,847
Benefit from deferred income taxes	(3,316)	(31)	(3,737)
Reserve reversal on final settlement of bankruptcy claims	-	(3,205)	-
Gain on pension assets	-	(2,494)	-
Net loss (gain) on sale and disposal of property, plant and equipment	(22)	10	(2,126)
Gain on acquisition of microcontroller and analog business	-	-	(8,205)
Gain on recovery from impaired investments	(723)	(457)	(9,592)
Loss on repurchase of 7.875% Senior Unsecured Notes	-	-	2,280
Compensation recognized under employee stock plans	9,476	7,121	7,028
Changes in operating assets and liabilities	12,828	11,647	80,934
Net cash provided by operating activities	34,681	27,567	54,525
Cash Flows from Investing Activities:
Proceeds from sale of property, plant and equipment	29	11	2,272
Purchase of property, plant and equipment	(12,271)	(12,270)	(18,048)
Purchase of marketable securities	(14,390)	(13,547)	(9,431)
Proceeds from sale and maturities of marketable securities	5,455	4,626	73,815
Proceeds from recovery of impaired investments	723	457	9,592
Acquisition, net of cash acquired	-	-	(148,144)
Net cash used for investing activities	(20,454)	(20,723)	(89,944)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock due to options exercised	4,792	4,065	844
Payments on financing arrangements	(4,666)	(4,666)	(1,191)
Proceeds from issuance of 2.0% Senior Exchangeable Notes	-	-	150,000
Costs relating to issuance of 2.0% Senior Exchangeable Notes	-	-	(4,506)
Partial repurchase of 7.875% Senior Notes including costs	-	-	(106,779)
Purchase of capped call for the 2.0% Senior Exchangeable Notes	-	-	(15,375)
Refinancing costs on debt	-	-	(84)
Net cash provided by (used for) financing activities	126	(601)	22,909
Effect of exchange rate on cash and cash equivalents	(1,292)	214	-
Net increase (decrease) in cash and cash equivalents	13,061	6,457	(12,510)
Cash and cash equivalents at the beginning of period	268,930	262,473	205,535
Cash and cash equivalents at end of period	$281,991	$268,930	$193,025

Use of Non-GAAP Financial Information

To provide investors and others with additional information regarding Spansion’s operating results, we have disclosed in this press release certain non-GAAP financial measures, including gross profit, operating income, net income, and adjusted EBITDA. These non-GAAP financial measures are a supplement to, and not a substitute for or superior to, the company’s results presented in accordance with U.S. GAAP.

The non-GAAP financial measures are provided to enhance the user’s overall understanding of the company’s operating performance. Specifically, the company believes the non-GAAP information provides useful measures to investors regarding the company’s financial performance by excluding certain expenses that the company believes are not indicative of its core operating results. For more information on non-GAAP financial measures, please see the reconciliations of such measures in the tables of this release.

Management believes these non-GAAP financial measures reflect Spansion’s ongoing business in a manner that allows for meaningful period-to-period comparison and analysis of trends in Spansion’s business, as they exclude expenses that are not reflective of ongoing operating results and provide useful information to investors and others in understanding and evaluating Spansion’s operating results and future prospects in the same manner as management. During the quarter ended September 28, 2014, the presentation of non-GAAP financial information included the addition of intangible amortization, equity compensation expense, inventory markup amortization, acquisition and integration related costs, litigation reserve, financing arrangements related costs, gain on recovery from impaired investments and others, to net income as they are either non-cash or non-recurring in nature. The amounts in the U.S. GAAP to Non-GAAP reconciliation below for litigation reserves include the impact of actual expense incurred and adjustments to the accrual for estimated defensive litigation costs for the next 4 quarters per Company policy. Actual expense incurred for defensive litigation was $8.1 million in Q3 2014 and $3.0 million in Q2 2014.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

Gross Profit to Non-GAAP Gross Profit

($ in millions)	Q3 2014	Q2 2014	Q3 2013
GAAP gross profit	$100.8	$92.8	$56.2
Add: Intangibles amortization	8.9	8.9	9.5
Add: Inventory mark-up amortization relating to Microcontroller and Analog business acquisition	0.6	1.1	27.1
Add: Equity compensation expense	1.6	1.4	1.4
Add: Revenue lost on Microcontroller and Analog business due to purchase accounting	-	-	1.5
Add: Acquisition related costs	-	0.3	0.2
Add: Restructuring and others	-	-	1.4
Non-GAAP Gross Profit	$112.0	$104.6	$97.3

Operating Loss to Non-GAAP Operating Income

($ in millions)	Q3 2014	Q2 2014	Q3 2013
GAAP operating loss	$(2.9)	$(8.0)	$(43.0)
Add: Intangibles amortization	8.9	8.9	9.5
Add: Inventory mark-up amortization relating to Microcontroller and Analog business acquisition	0.6	1.1	27.1
Add: Equity compensation expense	9.5	7.1	7.0
Add: Revenue lost on Microcontroller and Analog business due to purchase accounting	-	-	1.5
Add: Acquisition and integration related costs	3.6	1.2	7.4
Add: Litigation reserve	5.1	11.7	8.0
Add: Restructuring and others	-	-	7.7
Non-GAAP Operating Income	$24.9	$22.1	$25.2

Net Loss to Non-GAAP Net Income and Adjusted EBITDA

($ in millions)	Q3 2014	Q2 2014	Q3 2013
GAAP net loss	$(10.8)	$(12.0)	$(36.9)
Add: Intangibles amortization	8.9	8.9	9.5
Add: Inventory mark-up amortization relating to Microcontroller and Analog business acquisition	0.6	1.1	27.1
Add: Equity compensation expense	9.5	7.1	7.0
Add: Financing arrangements related costs	-	-	8.0
Add: Accretion of interest on 2.0% Senior Exchangeable Notes	1.2	1.2	-
Add: Litigation reserve	5.1	11.7	8.0
Add: Acquisition and integration related costs, net of gain on acquisition	3.6	0.5	(5.8)
Add: Revenue lost on Microcontroller and Analog business due to purchase accounting	-	-	1.5
Less: Reserve reversal on final settlement of bankruptcy claims	-	(3.2)	-
Less: Gain on recovery from impaired investment	(0.7)	(0.5)	(9.6)
Add: Restructuring and others	0.6	0.7	7.7
Non-GAAP Net Income	$17.9	$15.6	$16.6
Add: Interest income and other, net	4.5	4.5	6.5
Add: Taxes	2.4	2.0	2.1
Add: Depreciation	14.6	14.0	12.8
Adjusted EBITDA	$39.5	$36.1	$38.0

Note: Totals may not add precisely due to rounding.